                                                                       September 9, 2005

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

         Re:      Pruco Life Flexible Premium Variable Annuity Account
                  (File No. 811-07325)

|X|      SP Advisor Variable Annuity
                      (File No.:  333-52780)
|X|      SP Annuity One/Plus Variable Annuity
                         (File No.:  333-37728)
|X|      SP Annuity One 3/Plus 3 Variable Annuity
                      (File No.:  333-37728)
|X|      SP FlexElite Variable Annuity
                      (File No.:  333-75702
|X|      SP Select Variable Annuity
                      (File No.:  333-52754)

Dear Commissioners:

        On behalf of Pruco Life Insurance Company and the Pruco Life Flexible Premium Variable Annuity Account (the “Account”), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2005 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: Evergreen Variable Annuity Trust — Evergreen VA Balanced Fund, Evergreen VA Growth Fund, Evergreen VA Fundamental Large Cap Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund; Janus Aspen Series – Large Cap Growth (Service Shares); Gartmore Variable Insurance Trust – GVIT Developing Markets Fund; The Prudential Series Fund, Inc. — Global Portfolio, Jennison Portfolio, Money Market Portfolio, Stock Index Portfolio, Equity Portfolio, Prudential Value Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP AllianceBernstein Large-Cap Growth Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP LSV International Value Portfolio, SP Goldman Sachs Small Cap Value Portfolio, SP Growth Asset Allocation Portfolio, SP Large Cap Value Portfolio, SP LSV International Value Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio, SP Strategic Partners Focused Growth Portfolio, SP William Blair International Growth Portfolio; American Skandia Trust: AST JPMorgan International Equity, AST MFS Global Equity, AST DeAM Small-Cap Growth, AST Federated Aggressive Growth, AST Small-Cap Value, AST DeAm Small –Cap Value, AST Goldman Sachs Mid-Cap Growth, AST Neuberger Berman Mid-Cap Growth, AST Neuberger Berman Mid-Cap Value, AST Alger All-Cap Growth, AST Gabelli All-Cap Value, AST T. Rowe Price Natural Resources, AST MFS Growth, AST Marsico Capital Growth, AST Goldman Sachs Concentrated Growth, AST DeAM Large-Cap Value, AST AllianceBernstein Growth + Value, AST AllianceBernstein Core Value, AST Cohen & Steers Realty, AST AllianceBernstein Managed Index 500, AST American Century Income & Growth, AST AllianceBernstein Growth & Income, AST Hotchkis & Wiley Large-Cap Value, AST Global Allocation, AST American Century Strategic Balanced, AST T. Rowe Price Asset Allocation, AST T. Rowe Price Global Bond, AST Goldman Sachs High Yield, AST Lord Abbett Bond-Debenture, AST PIMCO Limited Maturity Bond.

Filer/ Entity:             Evergreen Variable Annuity Trust Fund
Registration No.:          811- 08716
CIK No.                    0000928754
Accession No.:             0000936772-05-000178
Date of Filing:            09/01/2005

Filer/ Entity:             Gartmore Variable Insurance Trust
Registration No.:          811-03213
CIK No.                    0000353905
Accession No.:             0001193125-05-182242
Date of Filing:            09/08/2005

Filer/Entity:              Janus Aspen Series
Registration No.:          811-07736
CIK No.:                   0000906185
Accession No.:             0001104659-05-041255
Date of Filing:            08/25/2005

Filer/Entity               The Prudential Series Fund, Inc.
Registration No.:          811-03623
CIK No.                    0000711175
Accession No.:             0001193125-05-178005
Date of Filing:            08/31/2005

Filer/Entity               American Skandia Trust
Registration No.:          811-05186
CIK No.                    0000814679
Accession No.:             0001209286-05-000092
Date of Filing:            09/02/2005

If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

/s/ C. Christopher Sprague

C. Christopher Sprague
Vice President, Corporate Counsel